UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2016

Grandparents.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21537	93-1211114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

589 Eighth Avenue, 6th Floor New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646-839-8800

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2016, Grandparents.com, Inc. (the “Company”) filed a Certificate of Amendment to its Third Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of the Company’s authorized shares of common stock, par value $0.01 per share (the “Common Stock”), by 1,806,500,000, from 350,000,000 to 2,156,500,000 shares (the “Certificate of Amendment”).

The foregoing description of the Certificate of Amendment is not complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Amendment, which is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On November 29, 2016, the Company held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the holders of shares of Common Stock and shares of the Company’s Series C Redeemable Convertible 7.5% Preferred Stock, par value $0.01 per share (the “Series C Preferred”), representing an aggregate of 137,436,023 votes, were present at the Special Meeting or represented by proxy. The holders of the Company’s Common Stock and Series C Preferred voted together as a single class, with the Series C Preferred voting on an as-converted basis. Together, the shares of Common Stock and Series C Preferred voting on an as converted basis present at the Special Meeting or represented by proxy represented 65.12% of the outstanding voting stock of the Company entitled to vote as of the record date of November 2, 2016.

(b)       The following actions were taken at the Special Meeting:

(1)	The amendment to the Charter to increase the number of our authorized shares of Common Stock by 1,806,500,000, from 350,000,000 to 2,156,500,000 shares, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
126,333,040	6,025,744	5,077,239	0

(2)	The amendment to the Charter to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock, at a ratio of one-for-ten, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
127,691,713	5,643,310	4,101,000	0

(3)	The proposal to adjourn the Special Meeting, if necessary, in order to solicit additional proxies, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
127,636,388	4,515,182	5,284,453	0

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Grandparents.com Third Amended and Restated Certificate of Incorporation, dated as of November 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANDPARENTS.COM, INC.

Date: December 2, 2016	By:	/s/ Steve Leber
	Name:	Steve Leber
	Title:	Chairman & Chief Executive Officer